UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NORTHEAST UTILITIES

(Name of Registrant as Specified In Its Charter)

NORTHEAST UTILITIES

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NORTHEAST UTILITIES

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Shareholders

to Be Held on Tuesday, May 10, 2011

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/nu

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 26, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:    1-888-313-0164

                        (outside of the U.S. and Canada call 201-680-6688)

Email:           shrrelations@bnymellon.com

                       (you must reference your 11-digit control number in your email)

Internet:        http://www.proxyvoting.com/nu

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Shareholder of Northeast Utilities:

The 2011 Annual Meeting of Shareholders of Northeast Utilities (the “Company”) will be held at the The Hartford Club, 46 Prospect Street, Hartford, Connecticut 06103, on Tuesday, May 10, 2011, at 10:30 a.m. (local time), for the following purposes:

(1)	To elect eleven nominees as Trustees, the names of whom are set forth in the Company’s Proxy Statement;

(2)	To consider and approve the following advisory (non-binding) proposal: “RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this Proxy Statement, is hereby APPROVED”.

(3)	To consider and approve the following advisory (non-binding) proposal: RESOLVED, that the shareholders of the Company approve, on an advisory basis, that the advisory vote on executive compensation, commonly known as “Say-on-Pay,” be conducted every 1, 2 or 3 years, beginning with this Annual Meeting”.

(4)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2011.

Management recommends a vote “FOR” Items 1, 2 and 4 and “3 Years” for Item 3.

The Board of Directors has fixed the close of business on March 15, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER i
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	g

94387

Shareholders of record as of the Record Date are cordially invited and encouraged to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found in the Proxy Statement and on our website, www.nu.com.

Meeting Location:

The Hartford Club

46 Prospect Street

Hartford, Connecticut 06103

You can find directions to the Annual Meeting at: http://www.nu.com

The following Proxy Materials are available for you to review online:

•	The Company’s 2011 Proxy Statement (including all attachments thereto);
•	The Proxy Card;
•	The Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	Any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/nu

The Proxy Materials for Northeast Utilities are available to review at:

http://www.proxyvoting.com/nu

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares.

Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

94387